UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	November 15, 2005

WPS Resources Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-11337	39-1775292
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

700 North Adams Street, P.O. Box 19001, Green Bay, Wisconsin 54307-9001
(Address of principal executive offices, including zip code)

(920) 433-1727
(Registrant's telephone number)

Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

        On November 15, 2005, WPS Resources Corporation (the "Company") entered into an Underwriting Agreement (the "Underwriting Agreement") by and among the Company, J.P. Morgan Securities Inc., as agent (in that capacity, the "Forward Seller") for JPMorgan Chase Bank, National Association, London Branch (the "Forward Purchaser"), and J.P. Morgan Securities Inc. and Banc of America Securities LLC, each for itself and as representatives of the several underwriters named in the Underwriting Agreement (the "Underwriters"), in connection with the offering and sale (the "Offering") of 4,600,000 shares of the Company's common stock, $1.00 par value ("Common Stock"), including the attached common stock purchase rights. In connection with the Offering, the Company has also entered into that certain letter agreement, dated as of November 15, 2005 (the "Forward Sale Agreement"), by and between the Company and J.P. Morgan Securities Inc., as agent for JPMorgan Chase Bank, National Association, London Branch.

        Under the Underwriting Agreement, the Company will issue and sell 1,900,000 shares of Common Stock to the Underwriters, and the Forward Seller will borrow and sell 2,700,000 shares of Common Stock to the Underwriters. The Company has granted to the Underwriters an over-allotment option to purchase up to an additional 690,000 shares of Common Stock.

        The Offering is expected to close on November 21, 2005. The Offering is being made under the Company's currently effective shelf registration statement on Form S-3 (Registration No. 333-124446). The Underwriting Agreement and the Forward Sale Agreement are filed with this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits. The following exhibit is being furnished herewith:

99.1	Underwriting Agreement, dated November 15, 2005, by and among WPS Resources Corporation, J.P. Morgan Securities Inc., as agent for JPMorgan Chase Bank, National Association, London Branch, and J.P. Morgan Securities Inc. and Banc of America Securities LLC, each for itself and as representatives of the several underwriters named in the Underwriting Agreement.

99.2	Forward Sale Agreement, dated as of November 15, 2005, by and between WPS Resources Corporation and J.P. Morgan Securities Inc., as agent for JPMorgan Chase Bank, National Association, London Branch.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPS RESOURCES CORPORATION
Date: November 15, 2005	By: /s/ Barth J. Wolf
Barth J. Wolf
Secretary and
Manager-Legal Services

WPS RESOURCES CORPORATION

Exhibit Index to Form 8-K Dated November 15, 2005

Exhibits

99.1	Underwriting Agreement, dated November 15, 2005, by and among WPS Resources Corporation, J.P. Morgan Securities Inc., as agent for JPMorgan Chase Bank, National Association, London Branch, and J.P. Morgan Securities Inc. and Banc of America Securities LLC, each for itself and as representatives of the several underwriters named in the Underwriting Agreement.

99.2	Forward Sale Agreement, dated as of November 15, 2005, by and between WPS Resources Corporation and J.P. Morgan Securities Inc., as agent for JPMorgan Chase Bank, National Association, London Branch.